SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (date of earliest event reported): August 11, 1997



                         CARRAMERICA REALTY CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Maryland                     1-11706                 52-1796339
----------------------------       -----------              ---------------
(State or other jurisdiction       (Commission              (IRS Employer
of incorporation)                   File No.)                Identification
                                                             No.)


1700 Pennsylvania Avenue, N.W., Washington, D.C.               20006
------------------------------------------------             ----------
(Address of Principal Executive Offices)                     (Zip Code)


       Registrant's telephone number, including area code: (202) 624-7500

                                    FORM 8-K

Item 1:  Change in Control of Registrant

         Not applicable.

Item 2:  Acquisition or Disposition of Assets

         Not applicable.

Item 3:  Bankruptcy or Receivership

         Not applicable.

Item 4:  Changes in Registrant's Certifying Accountant

         Not applicable.

Item 5.  Other events.

         On August 7, 1997, CarrAmerica Realty Corporation (the "Company") entered into an Underwriting Agreement and related Terms Agreement with Goldman, Sachs & Co., Legg Mason Wood Walker, Incorporated, J.P. Morgan Securities Inc., PaineWebber Incorporated, Prudential Securities Incorporated and Smith Barney Inc. relating to the issuance and sale by the Company of 7,000,000 shares of Series B Cumulative Redeemable Preferred Stock, par value $.01 per share (the "Series B Preferred Shares"). In connection therewith, the Company granted to the Underwriters (as defined in the above-described Terms Agreement) an option to purchase an additional 1,050,000 Series B Preferred Shares to cover over-allotments, if any. The Series B Preferred Shares were registered under the Securities Act of 1933, as amended, pursuant to the Company's Registration Statement on Form S-3 (No. 333-22353).

Item 6:  Resignations of Registrant's Directors

         Not applicable.

Item 7:  Financial Statements and Exhibits

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits

Exhibit
Number                  Exhibit
------                  -------

1.1                     Underwriting Agreement dated August 7, 1997.

1.2                     Terms Agreement dated August 7, 1997.

5.1 Opinion of Hogan & Hartson L.L.P. dated August 7, 1997 as to the validity of the Series B Preferred Shares.

Item 8:  Change in Fiscal Year

         Not applicable.


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date:  August 11, 1997                    CARRAMERICA REALTY CORPORATION



                                          By:  /s/ BRIAN K. FIELDS
                                               -----------------------
                                               Brian K. Fields
                                               Chief Financial Officer

                                  EXHIBIT INDEX




Exhibit Number      Exhibit
--------------      -------

1.1                 Underwriting Agreement dated August 7, 1997.

1.2                 Terms Agreement dated August 7, 1997.

5.1 Opinion of Hogan & Hartson L.L.P. dated August 7, 1997 as to the validity of the Series B Preferred Shares.